UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 1, 2005

                       Clover Community Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


        South Carolina                   000-24749              58-2381062
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


               124 North Main Street, Clover, South Carolina 29710
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (803) 222-7660

                                       N/A

         (Former name or former address, if changed since last report.)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

Item 1.01  Entry Into a Material Definitive Agreement

     Effective January 1, 2005, Registrant increased monthly director's fees to $750.00.

     Also effective January 1, 2005, the Board of Directors increased the annual base compensation for Gwen M. Thompson, the Registrant's President and Chief Executive Officer, to $102,204.




































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CLOVER COMMUNITY BANKSHARES, INC.
                                                   (Registrant)

                                             s/Gwen M. Thompson
Date:  February 15, 2005                By:-------------------------------------
                                           Gwen M. Thompson
                                           President and Chief Executive Officer
                                           (Principal Accounting Officer)














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